Exhibit 32.4

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, David Castano, Chief Financial Officer of WisdomTree Commodity Services, LLC, the Managing Owner of the WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”), hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Master Fund’s Annual Report on Form 10-K for the period ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Master Fund.

Date: February 28, 2018	/s/ David Castano
David Castano
Chief Financial Officer
(Principal Financial Officer)